UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/14/2004

Magellan Midstream Partners, L.P.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-16335

DE	73-1599053
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Williams Center, Tulsa, OK 74172
(Address of Principal Executive Offices, Including Zip Code)

(918) 574-7033
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Magellan Midstream Partners, L.P. (the "Partnership") wishes to disclose its press release dated December 14, 2004, filed herewith as Exhibit 99.1.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

Date: December 15, 2004.	By:	/s/ Suzanne H. Costin
Suzanne H. Costin
Corporate Secretary of Magellan GP, LLC, the general partner

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated December 14, 2004.